UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 6, 1998

     MEDIX RESOURCES, INC. (FORMERLY INTERNATIONAL NURSING SERVICES, INC)
            (Exact name of registrant as specified in its charter)

     Colorado                        000-24768                84-1123311
 (State  or  other  jurisdiction    (Commission            (IRS Employer
    of  incorporation)              File Number)        Identification No.)

        360 South Garfield Street, Suite 400, Denver, Colorado    80209
            (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code:  (303) 393-1515

See  above  for  former  name
(Former  name  or  former  address,  if  changes  since  last  report)

Item  1.     Changes  in  Control  of  Registrant.    N/A.
Item  2.     Acquisition  or  Disposition  of  Assets.        N/A
Item  3.     Bankruptcy  or  Receivership.    N/A.
Item  4.     Changes  in  Registrant's  Certifying  Accountant.    N/A.
Item 5. Other Events. Press Release, dated April 6, 1998 announcing an agreement to repurchase convertible preferred stock from the 1997 issuance, and the exchange of warrants for the issuance of common stock.
Item  6.     Resignations  of  Registrant's  Directors.    N/A.
Item  7.     Financial  Statements  and  Exhibits.

(a)          Exhibits

99.1 Press release announcing an agreement to repurchase convertible preferred stock from the 1997 issuance, and the exchange of warrants for the issuance of common stock.

Item  8.     Change  in  Fiscal  Year.    N/A.
Item  9.     Sales  of  Equity Securities Pursuant to Regulation S.  N/A.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     MEDIX  RESOURCES,  INC.


Date:  April  9,  1998          By:      /s/  John  P.  Yeros
                                       ----------------------
                                         John  P.  Yeros,  President
                                         and  Chief  Executive  Officer